SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
On February 9, 2026, the Company delivered the 2015-built Suezmax vessel SFL Thelon to its new third-party owner for a gross sales price of $57.1 million. Net proceeds were $48.4 million after the payment of a fee under a pre-agreed profit-sharing arrangement in the time charter agreement.

On February 11, 2026, the Board of Directors declared a dividend of $0.20 per share which the Company will pay in cash on or around March 30, 2026 to shareholders of record as of March 12, 2026.

Also in February 2026, 615,000 options were awarded to employees, officers and directors, pursuant to the Company's Share Option Scheme. The options have a five-year term and a three-year vesting period and the first options are exercisable from February 2027 onwards. The initial strike price was $10.48 per share.
In February 2026, the Company issued 20,000 common shares to an employee upon the exercise of share options. The options were granted in 2023 pursuant to the Company’s incentive program.

In March 2026, the Company entered into a drilling contract in Canada with a large, investment-grade multinational oil and gas company for the harsh environment semi-submersible rig Hercules. The contract has an estimated value of approximately $170 million, a minimum term of approximately 400 days and is expected to commence in the first quarter of 2027.